Exhibit 32.1





                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of BellaVista Capital, Inc. (the "Company") for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report"), and pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, Michael Rider, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Corporation.


/s/ MICHAEL RIDER
-----------------------------

Michael Rider, Chief Executive Officer
and Chief Financial Officer

February 14, 2007


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained to be furnished to the Securities and Exchange Commission or its staff upon request.